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                                                                 Exhibit (a)(12)

                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

                             ARTICLES SUPPLEMENTARY

                         RE-CLASSIFYING AUTHORIZED STOCK

                THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended (the "1940 Act").

        SECOND: The Board of Directors has duly reclassified all of the authorized shares of Common Stock of the Jennison Growth Fund, Jennison Equity Opportunity Fund and Dryden Active Allocation Fund series of the Corporation and has further authorized the formation of the Class R Common Stock class of shares for each of the Jennison Growth Fund, Jennison Equity Opportunity Fund and Dryden Active Allocation Fund series of the Corporation as provided in Article FOURTH below.

        THIRD: As of immediately before the re-classification, the total number of shares of all classes and series of stock which the Corporation has authority to issue is 6,250,000,000 shares of Common Stock, par value $.001 per share, having an aggregate par value of $6,250,000, classified and designated as follows:

        Jennison Growth Fund
                Class A Common Stock                    250,000,000 shares
                Class B Common Stock                    250,000,000 shares
                Class C Common Stock                    250,000,000 shares
                Class I Common Stock                    250,000,000 shares
                Class Z Common Stock                    250,000,000 shares
                                                Total 1,250,000,000 shares

        Jennison Equity Opportunity Fund
                Class A Common Stock                    250,000,000 shares
                Class B Common Stock                    250,000,000 shares
                Class C Common Stock                    250,000,000 shares
                Class Z Common Stock                    250,000,000 shares
                                                Total 1,000,000,000 shares

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        Dryden Active Allocation Fund
                Class A Common Stock                    250,000,000 shares
                Class B Common Stock                    250,000,000 shares
                Class C Common Stock                    250,000,000 shares
                Class Z Common Stock                    250,000,000 shares
                                                Total 1,000,000,000 shares

        JennisonDryden Conservative Allocation Fund
                Class A Common Stock                    250,000,000 shares
                Class B Common Stock                    250,000,000 shares
                Class C Common Stock                    250,000,000 shares
                Class Z Common Stock                    250,000,000 shares
                                                Total 1,000,000,000 shares

        JennisonDryden Moderate Allocation Fund
                Class A Common Stock                    250,000,000 shares
                Class B Common Stock                    250,000,000 shares
                Class C Common Stock                    250,000,000 shares
                Class Z Common Stock                    250,000,000 shares
                                                Total 1,000,000,000 shares

        JennisonDryden Growth Allocation Fund
                Class A Common Stock                    250,000,000 shares
                Class B Common Stock                    250,000,000 shares
                Class C Common Stock                    250,000,000 shares
                Class Z Common Stock                    250,000,000 shares
                                                Total 1,000,000,000 shares

        FOURTH: As of immediately after the re-classification, the total number of shares of all classes and series of stock which the Corporation has authority to issue is 6,250,000,000 shares of Common Stock, par value $.001 per share, having an aggregate par value of $6,250,000, classified and designated as follows:

        Jennison Growth Fund
                Class A Common Stock                    208,333,334 shares
                Class B Common Stock                    208,333,334 shares
                Class C Common Stock                    208,333,333 shares
                Class I Common Stock                    208,333,333 shares
                Class R Common Stock                    208,333,333 shares
                Class Z Common Stock                    208,333,333 shares
                                                Total 1,250,000,000 shares

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        Jennison Equity Opportunity Fund
                Class A Common Stock                    200,000,000 shares
                Class B Common Stock                    200,000,000 shares
                Class C Common Stock                    200,000,000 shares
                Class R Common Stock                    200,000,000 shares
                Class Z Common Stock                    200,000,000 shares
                                                Total 1,000,000,000 shares

        Dryden Active Allocation Fund
                Class A Common Stock                    200,000,000 shares
                Class B Common Stock                    200,000,000 shares
                Class C Common Stock                    200,000,000 shares
                Class R Common Stock                    200,000,000 shares
                Class Z Common Stock                    200,000,000 shares
                                                Total 1,000,000,000 shares

        JennisonDryden Conservative Allocation Fund
                Class A Common Stock                    250,000,000 shares
                Class B Common Stock                    250,000,000 shares
                Class C Common Stock                    250,000,000 shares
                Class Z Common Stock                    250,000,000 shares
                                                Total 1,000,000,000 shares

        JennisonDryden Moderate Allocation Fund
                Class A Common Stock                    250,000,000 shares
                Class B Common Stock                    250,000,000 shares
                Class C Common Stock                    250,000,000 shares
                Class Z Common Stock                    250,000,000 shares
                                                Total 1,000,000,000 shares

        JennisonDryden Growth Allocation Fund
                Class A Common Stock                    250,000,000 shares
                Class B Common Stock                    250,000,000 shares
                Class C Common Stock                    250,000,000 shares
                Class Z Common Stock                    250,000,000 shares
                                                Total 1,000,000,000 shares

        FIFTH: (a) The foregoing reclassification does not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, as set forth in the Charter, of the classes and series of the capital stock of the Corporation.

        (b) The terms of each newly authorized shares of the Class R Common Stock of the Corporation (including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, or terms or conditions of

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redemption) shall be as set forth in the Charter. Pursuant to the Charter, the
Board of Directors may establish such fees and sales charges for each share of the Class R Common Stock in accordance with the 1940 Act and the applicable rules and regulations of the National Association of Securities Dealers, Inc.

        SIXTH: The foregoing re-classification has been approved by a majority of the entire Board of Directors pursuant to authority expressly granted to the Board of Directors by Section 2-105(c) of the Maryland General Corporation Law and by Article IV Section 2 of the Charter of the Corporation.

        SEVENTH: The foregoing articles shall become effective upon filing with the State Department of Assessments and Taxation of Maryland.

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        IN WITNESS WHEREOF, THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC., has
caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on September 28, 2004.

WITNESS:                                THE PRUDENTIAL INVESTMENT
                                        PORTFOLIOS, INC.

/s/ Lori E. Bostrom                     By: /s/ Judy A. Rice
--------------------------------            ------------------------------------
Lori E. Bostrom, Secretary                  Judy A. Rice, President

        THE UNDERSIGNED, President of THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of her knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                            /s/ Judy A. Rice
                                            ------------------------------------
                                            Judy A. Rice, President

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